UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2015

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2015

Table of Contents

Shareholder Letter	1

Boston Common International Fund

Investment Outlook	6

Country Allocation	11

Performance Charts	12

Schedule of Investments	13

Boston Common U.S. Equity Fund

Investment Outlook	15

Sector Allocation	19

Performance Charts	20

Schedule of Investments	21

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Change in Net Assets	25

Financial Highlights	27

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	40

Expense Example	41

Additional Information	43

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Investors,

We are excited to share our 2015 annual report with you.  Enclosed, we have addressed economic and market developments, updated our shareowner engagement and our strategies in the U.S. and international portfolios.

For the first time in over 20 years of UN negotiations, the upcoming 2015 Paris Climate Conference undertakes an aggressive goal: to achieve a legally binding and universal agreement on climate, with the aim of keeping global warming below 2°C. As you will see in the next section, on this “Road to Paris,” Boston Common is collaborating with others to support a strong climate agreement, one that will include robust goals for targeting greenhouse gas reduction.

Closer to home, Boston Common became an early signatory to the Montreal Carbon Pledge, a commitment to annually measure and disclose the carbon footprint of our portfolios, including the Boston Common International Equity and U.S. Equity Funds. Boston Common is committed to supporting the transition to a low-carbon economy both as investors and engaged shareowners. We are happy to report that both Funds maintain a carbon footprint that is significantly below their respective benchmarks as described in the following pages.

Political and economic concerns roiled global markets culminating in a dramatic sell off over the summer months. Worries about China’s decelerating economic growth, falling commodity, and oil prices, a strong U.S. dollar, and the outlook for U.S. interest rates heightened concerns. Market corrections can be harrowing as the news cycle, computer trading, and the use of synthetic instruments all combine to drive up volatility in a compressed time period. As long-term investors, this environment lends itself to active portfolio management. Our focus has been on building positions in high-quality companies operating in growing end markets that have become attractively valued in this market environment.  We identify high-quality companies through rigorous financial analysis coupled with our proprietary Environment, Social, and Governance (ESG) research.

We take this opportunity to thank you, our shareowners, for partnering with us in the pursuit of financial return and social change.

Thank you for your continued support of our work.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON FUNDS

Fund Shareowner Engagement

We showcase examples of how our shareowner voice can add value through targeted company and industry engagement efforts that seek to improve transparency, lower business risks, and promote long-term thinking by corporate managements.

On the Road to Paris

Global policymakers will focus their attention on the long-term health and sustainability of people, the planet, and prosperity in December at the UN Paris COP 21 climate change conference. The UN Division for Sustainable Development is working in tandem to advance Sustainable Development Goals (“SDGs”), targeting an end to issues including poverty, hunger, and gender inequality by 2030. On the “Road to Paris,” Boston Common is collaborating with other active investors as well as governments, NGOs, and companies to support a strong climate agreement and robust implementation of the SDGs.

Banks & Climate Change Impact Report

Concerns about climate change are rapidly altering the way companies and investors consider risk. Boston Common focuses not only on the most direct carbon emitters but also on industries that will ultimately be affected by climate change. Our Impact Report, “Are Banks Prepared for Climate Change?”,1  highlights our year-long research project and collaborative engagement with 61 global banks—including the largest underwriters of carbon-intensive industries. Banks are tied to every market sector through their lending practices, making them uniquely vulnerable to climate-related risk. Yet, given their breadth of exposure to the entire economy, they also have an underdeveloped potential to support the transition to a low-carbon future. Boston Common challenged banks to integrate climate change risk into their strategic thinking.  We actively engaged banks—including Barclays, JPMorgan Chase, HSBC Holdings, PNC Financial, and Unicredit—and scored each company on a relative (peer-to-peer) basis on their current practices and capabilities in three categories:

1.	Risk Management: assess climate-related risks as it relates to business ex: appropriate pricing of loans, vulnerability of business model, etc.

2.	Climate Change Strategy: overall integration of strategy for assessing risks and opportunities throughout the bank’s organization; Board level to reporting out to shareholders.

3.	Opportunities: forward looking assessment to support new and growing opportunities in products and services

____________
[1]	http://www.bostoncommonasset.com/documents/ImpactReport-2015-10-Banks_ClimateChange.pdf

BOSTON COMMON FUNDS

We found that despite some encouraging trends, there remains a huge divide between current practices and the financial sector’s potential to support the transition to a low-carbon future.

Banks & Climate Change Analysis

Source:  http://www.bostoncommonasset.com/documents/ImpactReport-2015-10-Banks_ClimateChange.pdf

We scored companies on a scale of 0-2. We did not normalize scoring; rather, we awarded companies with the leading practice for each question a score of 2, companies that disclosed limited practices a score of 1, and companies that disclosed no relevant data a score of 0.  Our overall, relative bank ranking defines the leaders more clearly by weighting each category based on its relative importance and respective levels of disclosure, as follows:

•	50% – Risk Management
•	30% – Climate Change Strategy
•	20% – Opportunities

As long-term investors, we will continue to urge the financial industry as a whole to implement strategic climate-risk management plans, seize new market opportunities, and bring board-level oversight to this urgent, game-changing reality.

Montreal Carbon Pledge

In 2015, Boston Common signed the Montreal Carbon Pledge, which is overseen by the UN-supported Principles for Responsible Investment. We became the second U.S. asset manager signatory and now serve as an ambassador for the Pledge. The Pledge is a commitment to measure and publicly disclose the carbon footprints of our investment portfolios on an annual basis. We have conducted an initial carbon audit of the Boston Common International and U.S. Equity Funds. The Funds have a carbon footprint that are 63% and 80% below the relevant benchmarks, respectively. This sets a baseline to monitor

BOSTON COMMON FUNDS

trends over time and allows us to use the results to inform our investment decision-making and shareowner engagement.

Carbon Footprint Analysis

Eco-Resource Efficiency Engagement

Boston Common is engaging with companies across all sectors on what we call “Eco-Resource Efficiency” to address global climate change, while at the same time improving corporate bottom lines. We believe that companies can save money, address climate change and supply chain risks, and achieve corporate sustainability goals through more efficient use of energy, water, and other natural resources. According to a 2013 climate change scenario by the International Energy Agency, “targeted energy efficiency measures in buildings, industry, and transport account for nearly half the emissions reduction in 2020,” and the cost for companies to implement these efficiency measures can be more than offset by reduced spending on fuel bills and other expenses.2  In addition to energy efficiency, we are engaging portfolio companies regarding high exposure to carbon risks and lack of disclosure on carbon and water management. Boston Common’s Eco-Resource Efficiency theme expands our engagement work over the years—in alliance with other investors—encouraging companies to adopt greenhouse gas (GHG) emissions reduction targets and to report to CDP on their climate impact and water use and management.

Human Rights and Corporate Governance

This summer, Boston Common signed the Women’s Empowerment Principles (“WEP”), a partnership of UN Women and the UN Global Compact. The WEP encourages engagement with business, civil society, the United Nations, and governments to advance and empower women in the workplace, marketplace, and community. A recent McKinsey & Company study estimates that in a comprehensive scenario in which both genders “play identical roles in the labor

____________
[2]	https://www.iea.org/newsroomandevents/pressreleases/2013/june/four-energy-policies-can-keep-the-2c-climate-goal-alive.html

BOSTON COMMON FUNDS

markets, roughly $28 trillion, or 26%, could be added to global annual GDP in 2025.”3  Boston Common looks for gender equality in our ESG integration process in the representation of women on companies’ boards and in senior management. We seek forward-thinking, inclusive management teams that support equal opportunities and act to encourage diversity. And we encourage portfolio companies to address the gaps in diversity within the workplace, as well as at the board level.

We recently updated our proxy voting guidelines to address gender board diversity in select Asian markets.

We will vote against all director nominees unless the board would have at least one female director after the election.  This includes India, Indonesia, Japan, Malaysia, New Zealand, Thailand, South Africa, Hong Kong, South Korea and Singapore.  For more information on how we voted on board diversity and accountability measures or ESG-shareholder proposals, please refer to the 2015 proxy voting report for the funds at www.bostoncommonfunds.com.

In 2016, Boston Common will encourage companies to consider signing the WEP to demonstrate their commitment to gender equality to employees, customers, suppliers, and shareholders.

____________
[3]	http://www.mckinsey.com/insights/growth/how_advancing_womens_equality_can_add_12_trillion_to_global_growth?cid=mckwomen-eml-alt-mgi-mck-oth-1509

BOSTON COMMON INTERNATIONAL FUND

Investment Outlook

Improving macroeconomic fundamentals in Europe and Japan and extraordinarily loose monetary policy should create favorable investment conditions for international equities. Short-term fundamental challenges in Emerging Markets pose risk to earnings prospects, but that should be offset by positive domestic trends in the developed world and secular growth in select end markets.  Rising global growth expectations could help demand for commodities in the short term, but excess supply looks likely to characterize the markets over the next few years. In some places, corporate profitability still lags pre-crisis levels, providing potential for margin recovery. Political uncertainty could cause volatility, but valuation looks reasonable with the MSCI EAFE Index trading at less than 15 times forward earnings estimates.

In Europe, economic recovery looks resilient despite substantial external challenges. This summer brought Greece to the brink of exiting the Eurozone, as the country faced political and economic upheaval. Despite the economic hardships, Greece still looks set on staying in the Eurozone. Meanwhile, thousands of immigrants seeking asylum threatened the open border system that is a core tenet of European integration. We have an optimistic take on this population surge. Assuming these young people find work, we believe they will pay into the social welfare system and help fund the benefit outflows for aging retirees. Germany, led by Chancellor Angela Merkel’s strong support, has been the most welcoming country accepting an estimated influx this year equal to about 1% of its population. Germany is in a position to provide financial support for the migrants since its fiscal budget is in balance and its current account surplus is at a 30-year high. On the other hand, we recognize that there are assimilation risks and, if not managed properly, a disenfranchised underclass could cause instability. Overshadowing regional issues, China’s economy, an engine of global growth for many years and the second largest destination for European exports, has slowed notably.

Yet these shocks have been partially offset by strong domestic momentum as recent reports indicate modest but steady growth for the European economy.  The largest customer for Europe’s goods, the U.S., looks relatively healthy. Consumer confidence and business activity surveys exhibit positive trends, and the Eurozone’s second quarter GDP growth hit a four-year high, albeit at a modest 1.5% pace.

The Fund is overweight Europe, with particular emphasis on consumer and technology stocks. Among recent portfolio actions, we purchased Melia Hotels, Spain’s leading hotel chain. The company should benefit from recovery in Spain where its profit margins are depressed and demand for its resorts in the Americas

BOSTON COMMON INTERNATIONAL FUND

should stay strong with rising leisure spending in the U.S. Melia’s management appears focused on long-term value and the company purchases 100% renewable electricity for all of its operations in Spain. The stock is trading at 11 times earnings before interest taxes depreciation and amortization (“EBITDA”), which looks compelling considering its scope for double-digit annual earnings growth over the next three years.

We bought Deutsche Telekom, Germany’s largest wireless service provider. The German wireless market looks relatively attractive based on its consolidated structure, high profitability, and expected growth in mobile data usage. In our view, Deutsche Telekom’s majority ownership of T-Mobile and its Eastern European operations are valuable assets with growth potential. In aggregate, the stock’s enterprise value to EBITDA multiple of 6 times looks compelling.

Progress on corporate governance and female participation in the labor force are important positive developments in Japan.  Increasing female employment activity could help offset weaker demand and labor shortages from a declining population. Since 2012, Japan’s female labor force participation rate has expanded almost four percentage points to 64.5%, approaching the developed-country average.  Although there is still a 27% gap between male and female pay (almost double the developed-world average), we are encouraged by the government’s attention to the issue including its efforts to boost daycare availability.

In our view, two of the most important metrics to monitor the long-term success of Prime Minister Abe’s economic policies are wages and underlying inflation. The latest information is positive. Over the past six months, both basic earnings and consumer prices excluding food and energy have increased about 0.5%, which is the fastest pace in ten years for each variable. However, wages need to rise faster than inflation to provide an impetus for consumer spending, which is languishing at the same level of three years ago. The Fund is underweight Japan, but we are encouraged by the improvements and have been adding to select Japanese holdings where we see an attractive balance between fundamentals and valuation.

In Asia Pacific and Emerging Markets China’s transition from a growth model led by infrastructure development to a more balanced economy driven by consumption has coincided with economic growth slowing to a mid-single-digit pace. China’s industrial production growth has decelerated, yet consumption remains resilient. Retail sales growth accelerated to 11% in August, showing little impact from the Chinese stock market turmoil. With services surpassing manufacturing as the largest segment of the economy, we believe China is likely to grow at a slower but more sustainable rate. The shifting mix should help alleviate the country’s mounting environmental challenges as its energy intensity (energy consumed per unit of GDP) has dropped 13% from the 2010 level.

BOSTON COMMON INTERNATIONAL FUND

Despite stark differences in the fundamental dynamics in Asia Pacific and Emerging Markets, capital flows to and from the group can be indiscriminate at times. Mexico and Indonesia have recently faced equity and currency market pressures even though they seem to have enviable economic and industrial characteristics as well as relatively new presidents promoting sensible changes. Mexico has recently implemented reforms to break up monopolies and improve the education system. The country has increased its share of outsourced manufacturing and has deep linkages with the U.S., the destination for about 80% of Mexican exports. Indonesia reduced energy subsidies, is investing in infrastructure and has achieved a nearly 30% improvement in its global competitiveness ranking over the past three years. Indonesia also boasts a rapidly growing labor force and a large vibrant domestic market. Natural resources are declining in terms of real economic contribution for both Indonesia and Mexico, yet weaker commodity prices partially explain their markets’ weaknesses. We have a favorable view of the current valuation and long-term fundamental outlook for Mexico and Indonesia.

In China and the region, we have invested in companies offering solutions to environmental challenges and companies benefiting from the transition to a consumer led economy such as Global Logistics Properties (“GLP”), the leading modern warehouse provider in China and Japan. GLP’s position in the Chinese logistics market looks attractive given favorable supply and demand dynamics, government endorsement, and strong growth for domestic discretionary spending, especially for its ecommerce customers. GLP’s portfolio of properties should benefit from a recovery in that country’s real estate market.

BOSTON COMMON INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2015.

For the twelve months ending September 30, 2015, the Boston Common International Fund (the “Fund”) declined -10.0%.  The MSCI EAFE Index (the “Index”) decreased -8.7% over the same time period.

The Materials sector was the primary contributor to relative results, as the Fund avoided the poorly performing metals and mining industry and had strong stock selection in the Chemicals industry.  British specialty chemical supplier Croda and French industrial gas producer Air Liquide benefited from relatively stable demand compared to other commodity stocks. Stock selection was also positive in the Industrials and Utilities sectors.  Spanish wind turbine manufacturer Gamesa experienced robust sales in India and China and French waste and water management company Veolia Environnement delivered higher profits thanks to its restructuring plan. On a regional basis, the Fund benefited from stock selection in Europe and the U.K.  British plumbing & heating supply company Wolseley, benefited from its strong business in the U.S.  Companies with exposure to more stable end markets, including European Consumer Staples providers Unilever and Henkel, were among the top performing Fund holdings over the last year.

The Fund’s strategies in the emerging markets and in Japan were the primary detractors from relative performance. In the Consumer Staples and Financials sectors, exposure to emerging markets caused poor stock selection. French food retailer Casino Guichard and Japanese personal care manufacturer Unicharm struggled with Brazilian and Chinese franchises, respectively. Concerns regarding rising risks for financial services in the Asia-Pacific region impacted British bank, Standard Chartered, Singaporean real estate company, Capitaland, and Indonesian bank, Bank Rakyat. In Japan, the Fund was underexposed to domestically oriented stocks which were relatively insulated from the global headwinds faced by exporters like Mazda Motor. The Fund’s beneficial underweight to Energy was offset by several specific holdings. Origin Energy faced financing pressure from lower expected prices for the output of its Liquefied Natural Gas project and was among the Fund’s worst performing holdings.

Over the past year, the Fund eliminated several positions, including both Korean holdings, on concerns about competitive positioning as well as corporate governance. Hyundai Motor and Samsung Electronics have failed to deliver credible plans to reverse recent market share declines and have taken actions contrary to minority shareholders’ interests.  Over the past few months of volatility, the Fund has taken advantage to adjust its emerging market exposure: adding to some of the positions, taking advantage of lower valuations, while reducing other holdings with weaker fundamentals.

BOSTON COMMON INTERNATIONAL FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds’ sustainability policy could cause them to perform differently compared to similar funds that do not have such a policy. This policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so. Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. It is designed to measure equity market performance of developed markets excluding the U.S. and Canada.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is one measure of a Company’s profits.  It is operating earnings before subtracting out interest, taxes, and depreciation/amortization costs.

Enterprise Value (EV)/EBITDA is a valuation measure comparing the value of the company to its profits.  EV attempts to aggregate a company’s value in its entirety and (simplified) is calculated by adding net debt to the company’s public market capitalization.

You cannot invest directly in an index.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2015 (Unaudited)

Country	% of Net Assets
United Kingdom	17.7%
Japan	16.6%
Switzerland	11.2%
Germany	9.7%
Netherlands	8.4%
France	8.2%
Singapore	3.7%
Spain	3.4%
Finland	2.2%
Norway	2.0%
Israel	2.0%
Italy	2.0%
China	1.8%
Hong Kong	1.7%
Sweden	1.5%
South Africa	1.4%
Mexico	1.1%
Indonesia	0.9%
Turkey	0.9%
Australia	0.6%
Brazil	0.6%

BOSTON COMMON INTERNATIONAL FUND

Value of $100,000 vs. MSCI EAFE® Index
(Unaudited)

			Since	Value of
Average Annual Returns	One	Three	Inception	$100,000
Periods Ended September 30, 2015	Year	Year	(12/29/10)	(9/30/15)
Boston Common International Fund	-9.96%	2.89%	0.78%	$103,752
MSCI EAFE® Index	-8.66%	5.63%	2.85%	$114,307

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares		Value

COMMON STOCKS – 94.3%

Consumer Discretionary – 12.3%
28,575	Bayerische Motoren
	Werke AG	$2,492,973
87,850	JC Decaux SA	3,193,450
125,200	Mazda Motor Corp.	1,978,323
178,240	Melia Hotels
	International SA	2,486,557
20,655	Naspers	2,588,633
34,198	ProSiebenSat.1
	Media SE	1,678,639
264,162	Rakuten, Inc.	3,376,637
19,085	RTL Group SA	1,645,270
19,095	Shimano, Inc.	2,682,768
		22,123,250

Consumer Staples – 6.5%
2,405	Barry Callebaut AG	2,618,742
33,715	Casino Guichard
	Perrachon SA	1,795,499
70	Danone SA	4,419
16,000	Golden Agri-
	Resources Ltd.	3,719
104,570	Unicharm Corp.	1,852,132
134,090	Unilever NV – ADR	5,390,418
		11,664,929

Energy – 2.7%
173,960	BG Group	2,509,519
234,190	Origin Energy	877,189
97,170	Statoil ASA – ADR	1,414,795
		4,801,503

Financials – 23.3%
576,800	AIA Group Ltd.	2,999,793
688,405	Akbank TAS	1,544,289
146,740	AXA SA	3,562,714
1,026,535	Barclays PLC	3,798,979
1,025,070	CapitaLand Ltd.	1,935,557
174,435	Gjensidige
	Forsikring ASA	2,348,694
1,021,000	Global Logistic
	Properties Ltd.	1,467,899
414,100	Grupo Financiero
	Banorte SAB de CV	2,031,196
73,420	HSBC Holdings
	PLC – ADR	2,781,150
71,800	Julius Baer
	Gruppe AG	3,260,582
389,445	Mitsubishi UFJ
	Financial Group, Inc.	2,353,120
240,700	Orix Corp.	3,104,872
2,578,700	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	1,526,838
80,650	Sampo Group	3,903,249
166,315	Standard Chartered
	Bank PLC	1,614,072
576,845	UniCredit S.p.A.	3,596,185
		41,829,189

Health Care – 14.1%
216,850	Astellas Pharma, Inc.	2,806,925
170,550	GlaxoSmithKline PLC	3,273,509
96,600	Hoya Corp.	3,163,833
67,601	Novartis AG – ADR	6,213,884
177,040	Roche Holding
	Ltd. – ADR	5,833,468
116,712	Smith & Nephew
	PLC – ADR	4,084,920
		25,376,539

Industrials – 12.9%
122,280	Atlas Copco AB	2,735,182
69,700	DAIKIN
	INDUSTRIES	3,909,192
169,055	Experian PLC	2,713,875
127,270	Gamesa Corporacion
	Tecnologica SA*	1,766,750
134,665	Koninklijke
	Philips NV	3,168,260
23,110	Kubota Corp. – ADR*	1,593,435
65,500	Kubota Corp.	901,438
47,105	Spirax-Sarco
	Engineering PLC	1,999,219
75,668	Wolseley PLC	4,426,108
		23,213,459

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2015 (Continued)

Shares		Value

COMMON STOCKS – 94.3% (Continued)

Information Technology – 7.8%
24,468	ASML Holding
	NV – ADR	$2,152,695
46,540	Check Point Software
	Technologies Ltd.*	3,692,018
7,726,000	GCL-Poly Energy
	Holdings Ltd*	1,496,641
27,220	Gemalto NV	1,769,644
4,709	Keyence Corp.	2,102,937
42,695	SAP AG – ADR	2,766,209
		13,980,144

Materials – 4.5%
24,149	Air Liquide SA	2,862,933
40,280	Akzo Nobel NV	2,619,795
57,855	Croda
	International PLC	2,373,998
4,653	Johnson Matthey PLC	172,513
		8,029,239

Telecommunication Services – 5.3%
223,720	Deutsche Telekom AG	3,982,578
1,282,300	Singapore
	Telecommunications
	Ltd.	3,245,650
38,759	Sunrise
	Communications
	Group AG*	2,224,918
		9,453,146

Utilities – 4.9%
274,320	EDP Renovaveis SA	1,802,754
345,700	ENN Energy
	Holdings Ltd.	1,664,801
141,070	National Grid PLC	1,964,696
145,875	Veolia Environnement	3,326,864
		8,759,115

TOTAL COMMON STOCKS
(Cost $168,327,272)		169,230,513

PREFERRED STOCKS – 3.3%

Consumer Staples – 2.7%
47,350	Henkel AG and
	Co. KGaA	4,876,859

Financials – 0.6%
156,254	Itau Unibanco
	Holding SA	1,034,401

TOTAL PREFERRED STOCKS
(Cost $5,750,291)		5,911,260

RIGHTS – 0.0%
133,823	Origin Energy Rights
	Expiration:
	October 23, 2015
	Subscription Price:
	4.00 AUD	125,529

TOTAL RIGHTS
(Cost $349,807)		125,529

SHORT-TERM INVESTMENTS – 2.4%
4,299,311	Fidelity Money Market
	Portfolio, 0.07%(1)	4,299,311

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,299,311)		4,299,311

TOTAL INVESTMENTS – 100.0%
(Cost $178,726,681)		179,566,613
Liabilities in Excess of
Other Assets – (0.0)%		(82,126)
NET ASSETS – 100.0%		$179,484,487

*	Non-income producing security
(1)	Seven-day yield as of September 30, 2015
ADR  American Depositary Receipt
AUD  Australian Dollar

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P®”).  GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Outlook and Strategy

The U.S. economy appears to be slowing as it enters the seventh year of the current economic cycle.  Factors holding back growth are the strong dollar that has hurt trade, the anemic U.S. manufacturing sector, and the slowdown in China, the engine of global growth.  However, the U.S. economy is somewhat insulated from slowing emerging market demand as total exports account for less than 15% of GDP. U.S. consumers, the largest component of the economy, have benefited from lower gas prices and continued employment growth.  Millennials, previously faced with difficult job prospects, moved back home, depressing household formations. There are now signs that this is reversing as household formations are rising. This will be supportive to economic growth allowing housing to continue to lead the economy.

Inflation remains low, despite record monetary stimulus and a steadily improving employment picture. Globally driven factors, such as falling energy prices and the appreciating dollar, have played a role. Disruptive business models and ubiquitous information through technology enable transparency and consumer choice, keeping prices low. We see nascent signs of wage growth as unemployment returns to pre-recession lows and as the public discussions around a living wage appear to be gaining traction. There are planned increases at state levels and by leading branded companies, as well as small signs of revival of labor organizing.

Companies are likely to face tough choices in managing profit growth, as final demand growth and pricing power are threatened by a slowdown in the global economy, even as wage costs are likely to rise.  A low inflationary, perhaps deflationary, environment keeps companies from passing on the higher costs.  Without the ability to raise prices to defend profit margins, the profit growth trajectory for companies will remain muted.

Monetary policy around the world remains stimulative. For some years now, we have spoken of a “savings glut,” whereby investors have sought the safety of bonds and bid up prices for all assets.  This savings pile has stopped growing, as some of the nations that were sources of the savings have experienced setbacks. Fear of principal loss has led investors around the world to accept 0% real returns on bond purchases and led to high valuation of historically defensive sectors and asset classes, making them more vulnerable to changes. The Federal Reserve has held off on raising rates, but any perceived weakness in their resolve could pose challenges for the safety-seeking savings of the world.

Within U.S. equities, the overall market valuation is in line with long-term averages, but the potential for significant returns to equity holders looks difficult unless multiples expand reflecting current low interest rate expectations. Parts of the market appear expensive – notably traditionally defensive sectors and some ultra-high growth companies.  In contrast, cyclical sectors and companies with global exposure have pulled back on concerns regarding slowing sales and

BOSTON COMMON U.S. EQUITY FUND

currency devaluations in the emerging markets.  Energy and Materials stocks have also come down sharply as supply outstrips demand.  We believe this environment lends itself to active portfolio management: accumulating positions in high-quality companies that have growing end markets and defensible business models.

The last few months have seen markets and individual stocks tumble but, put in perspective, on a one-, three-, and five-year basis, U.S. equity markets have risen strongly. Not only as an ongoing discipline, but also in light of the recent market turbulence, we reevaluate holdings looking for new opportunities, given updated fundamentals and prices. As we exited September, the overall portfolio positioning of the Boston Common U.S. Equity Fund (the “Fund”) remained relatively unchanged. We favor selected consumer-facing sectors, from healthcare to housing. We also retain our bias towards the technology sector, especially companies focused on services and innovative software.

Within sectors we have made changes to reflect opportunities presented in the recent market decline. After several years of strong performance, the Fund sold SBA Communications, a global owner and operator of wireless communication cell towers that has a significant presence in Brazil. Proceeds from this sale were redirected to increase our holdings in Crown Castle International, a company in a similar, but U.S.-based, business.  We sold our position in Qualcomm, a company that has become vulnerable to changing emerging market demand for smartphones.  We initiated a position in FleetMatics, a provider of fleet management solutions to small- and medium-sized delivery and service businesses.  The company’s software allows users to monitor vehicle locations, fuel usage, speed, mileage, and other information through installed mobile devices.  Its core product helps customers reduce vehicle fuel consumption.

We remain underweight the Consumer Staples sector as many packaged goods companies look relatively expensive, especially in light of the challenges they face in emerging markets. Within the sector, we initiated a position in CVS Health Corporation.  CVS has combined its drugstore format with a pharmacy benefit manager to become an integrated pharmacy healthcare provider to both the patient and the payer. The company has taken a leadership position by announcing the elimination of cigarettes and tobacco products from its stores, thereby aligning its products and values with its expanding healthcare profile.

We continue to find opportunities in the Information Technology sector where innovation fuels the alternative energy space. Markets have incorrectly penalized alternative energy companies as oil prices fell, based on the misperception that low prices will curtail demand for alternative energy. In fact, alternative energy feeds into the electric grid, competing with coal, hydro, and natural gas rather than oil. First Solar, to which we added during the quarter, has reduced costs to a point where its technology is now extremely cost-effective, and we believe the opportunity set is vast. Apple’s 25-year commitment to purchase clean energy from one of First Solar’s projects is the largest agreement to date for a commercial end user.

BOSTON COMMON U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2015

Over the past twelve months, the Boston Common U.S. Equity Fund (the “Fund”) declined -2.8%. The S&P 500® Index (the “Index”) declined slightly, decreasing -0.6%.

The largest detractor to relative performance was stock selection in the Healthcare sector as the Fund did not have exposure to industry-related acquisition activity. In addition, the more global pharma and consumer health companies, like Johnson & Johnson and Merck, faced currency headwinds. Relative performance was hurt by our stock selection in both consumer sectors as the more global oriented holdings like Procter & Gamble were negatively impacted by the strong U.S. dollar and perceived slowdown in emerging market economies. The Fund was negatively impacted by several company-specific issues. One of worst performing stocks for the Fund was a new holding this year, 8Point3 Energy Partners. A solar power producer, which we believe has exciting longer-term prospects and a solid balance sheet, 8point3 experienced a large decline in line with other energy-related stocks, exacerbated by a potential funding issue at one of its competitors.

The Fund continued to underweight the poorly performing Energy sector, reflecting our negative outlook for oil prices and our expectation that supply will continue to outstrip demand. However, stock selection neutralized the allocation benefit as Apache and several other holdings were among the Fund’s poorest relative performers. On a positive note, the Fund benefited from the announced acquisition of BG Group.

The largest positive contributor to relative performance was stock selection in the Financial sector.  A healthy housing market, especially in California’s Silicon Valley, helped First Republic Bank report strong earnings while several of the Fund’s REIT holdings, including Hannon Armstrong, a provider of funds for sustainable infrastructure projects, performed well. Stock selection was also a positive in several other sectors including Materials and Technology.  The Fund benefited from minimal exposure to cyclical industries, such as basic chemicals and metals and mining as well as holding Cytec Industries, which received a takeover bid during the summer.  In the Information Technology sector, Apple, the largest relative contributor to the Fund’s performance, consistently earns an outsized share of industry profits while companies providing IT services, Cognizant Technology (IT outsourcing) and Visa (financial transactions), also experienced positive returns. Consumers continue to spend on housing, benefiting both Lowe’s Corp. and Home Depot and to seek leisure time activities helping Disney as all three were among the Fund’s top performing holdings.

BOSTON COMMON U.S. EQUITY FUND

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds’ sustainability policy could cause them to perform differently compared to similar funds that do not have such a policy. This policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so. Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

You cannot invest directly in an index.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2015 (Unaudited)

Sector	% of Net Assets
Information Technology	19.5%
Financials	18.0%
Health Care	15.5%
Consumer Discretionary	11.0%
Industrials	10.7%
Consumer Staples	8.9%
Energy	5.5%
Materials	3.6%
Utilities	3.6%
Telecommunication Services	2.5%

BOSTON COMMON U.S. EQUITY FUND

Value of $100,000 vs. S&P 500® Index
(Unaudited)

			Since	Value of
Average Annual Returns	One	Three	Inception	$100,000
Periods Ended September 30, 2015	Year	Year	(4/30/12)	(9/30/15)
Boston Common U.S. Equity Fund	-2.81%	10.10%	9.77%	$137,527
S&P 500® Index	-0.61%	12.40%	12.11%	$147,808

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares		Value

COMMON STOCKS – 94.7%

Consumer Discretionary – 11.0%
146	Discovery
	Communications,
	Inc. – Class A*	$3,800
185	Discovery
	Communications,
	Inc. – Class C*	4,494
1,950	Ford Motor Company	26,461
4,265	Home Depot, Inc.	492,565
14,760	The Interpublic Group
	of Companies, Inc.	282,359
8,800	Lowe’s Companies, Inc.	606,496
490	The Priceline
	Group, Inc.*	606,061
3,465	VF Corp.	236,348
5,310	Walt Disney Company	542,682
6,090	Wolverine World
	Wide, Inc.	131,788
		2,933,054

Consumer Staples – 8.9%
4,210	Colgate-Palmolive
	Company	267,167
2,000	Costco Wholesale Corp.	289,140
4,160	CVS Health Corp.	401,357
4,435	The Hershey Company	407,488
2,450	Keurig Green
	Mountain, Inc.	127,743
135	Mondelez
	International, Inc.	5,652
5,135	PepsiCo, Inc.	484,230
2,355	Procter & Gamble
	Company	169,419
7,635	Whole Foods
	Market, Inc.	241,648
		2,393,844

Energy – 5.5%
4,060	Apache Corp.	158,990
18,770	BG Group PLC – ADR	273,479
2,490	Cimarex
	Energy Company	255,175
2,035	Core Laboratories NV	203,093
4,605	EOG Resources, Inc.	335,244
9,530	Spectra Energy Corp.	250,353
		1,476,334

Financials – 13.9%
2,175	American Express Co.	161,233
3,500	Aon PLC	310,135
5,715	CME Group Inc.	530,009
19,570	Fifth Third Bancorp	370,069
8,690	First Republic Bank	545,471
12,725	JP Morgan
	Chase & Company	775,843
16,245	Morgan Stanley	511,717
3,285	Northern Trust Corp.	223,906
3,155	PNC Financial
	Services Group, Inc.	281,426
		3,709,809

Health Care – 15.5%
9,250	Baxalta, Inc.	291,467
7,910	Baxter
	International, Inc.	259,843
1,495	Biogen Idec, Inc.*	436,256
4,780	Bristol-Myers
	Squibb Company	282,976
3,135	Express Scripts
	Holding Company*	253,810
6,895	Gilead Sciences, Inc.	677,020
8,845	Johnson & Johnson	825,681
9,555	Merck &
	Company, Inc.	471,921
10,350	Roche Holding
	Ltd. – ADR	341,033
3,370	Zimmer Biomet
	Holdings, Inc.	316,544
		4,156,551

Industrials – 10.7%
2,715	3M Company	384,905
3,425	Carlisle
	Companies, Inc.	299,276
1,865	Cummins, Inc.	202,502
4,720	Equifax Inc.	458,690
3,910	Kansas City Southern	355,341
4,695	Nielsen Holdings PLC	208,787
2,610	Parker Hannifin Corp.	253,953
2,600	Snap-on, Inc.	392,444
1,465	W.W. Grainger, Inc.	314,990
		2,870,888

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015 (Continued)

Shares		Value

COMMON STOCKS – 94.7% (Continued)

Information Technology – 19.5%
9	Alphabet, Inc. –
	Class A*	$5,745
1,159	Alphabet, Inc. –
	Class C*	705,159
10,715	Apple, Inc.	1,181,864
5,930	Check Point Software
	Technologies Ltd.*	470,427
6,450	Cognizant Technology
	Solutions – Class A*	403,834
5,630	First Solar, Inc.*	240,683
2,755	Fleetmatics
	Group PLC*	135,243
1,390	LinkedIn Corp.*	264,281
15,800	Microsoft Corp.	699,308
11,440	Oracle Corp.	413,213
5,375	PayPal Holdings, Inc.*	166,840
95	Qualcomm, Inc.	5,104
7,450	Visa, Inc.	518,967
		5,210,668

Materials – 3.6%
3,485	Airgas, Inc.	311,315
4,330	AptarGroup, Inc.	285,607
4,970	Cytec Industries, Inc.	367,034
		963,956

Telecommunication Services – 2.5%
15,230	Verizon
	Communications, Inc.	662,657
		662,657

Utilities – 3.6%
21,220	8point3 Energy
	Partners LP*	225,144
10,750	ITC Holdings Corp.	358,405
5,345	National Grid
	PLC – ADR	372,173
		955,722

TOTAL COMMON STOCKS
(Cost $23,591,652)		25,333,483

REAL ESTATE INVESTMENT TRUSTS – 4.1%
6,475	Crown Castle
	International Corp.	510,683
13,510	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.	232,642
1,935	Simon Property
	Group, Inc.	355,498

TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $1,030,267)		1,098,823

SHORT-TERM INVESTMENTS – 1.5%
408,971	Fidelity Money Market
	Portfolio, 0.07%(1)	408,971

TOTAL SHORT-TERM INVESTMENTS
(Cost $408,971)		408,971

TOTAL INVESTMENTS – 100.3%
(Cost $25,030,890)		26,841,277
Liabilities in Excess of
Other Assets – (0.3)%		(93,001)
NET ASSETS – 100.0%		$26,748,276

*	Non-income producing security
(1)	Seven-day yield as of September 30, 2015
ADR  American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P®”).  GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2015

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value (cost $178,726,681
and $25,030,890, respectively)	$179,566,613	$26,841,277
Receivables:
Fund shares sold	87,197	164,000
Dividends and interest	462,927	18,637
Prepaid expenses	13,854	12,381
Total assets	180,130,591	27,036,295

LIABILITIES
Payables:
Investment securities purchased	411,441	—
Fund shares redeemed	2,863	230,557
Investment advisory fees, net	135,136	6,925
Custody fees	19,423	4,380
Administration & accounting fees	32,366	11,426
Transfer agent fees	5,653	3,428
Chief Compliance Officer fees	1,627	1,546
Trustee fees	4,683	1,637
Other accrued expenses	32,912	28,120
Total liabilities	646,104	288,019
NET ASSETS	$179,484,487	$26,748,276

COMPONENTS OF NET ASSETS
Paid-in capital	$184,603,398	$24,803,083
Undistributed net investment income	1,712,731	169,627
Accumulated net realized loss on investments	(7,640,235)	(34,821)
Net unrealized appreciation on investments	839,932	1,810,387
Net unrealized depreciation on foreign currency
and translation of other assets and liabilities
in foreign currency	(31,339)	—
Net assets	$179,484,487	$26,748,276
Net assets value (unlimited shares authorized):
Net assets	$179,484,487	$26,748,276
Shares of beneficial interest issued and outstanding	7,427,008	830,458
Net asset value, offering and redemption
price per share	$24.17	$32.21

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2015

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $520,030 and $3,346, respectively)	$4,577,250	$497,737
Interest	3,484	531
Total investment income	4,580,734	498,268
Expenses:
Investment advisory fees	1,827,685	206,436
Administration & accounting fees	210,049	73,520
Custodian fees	97,612	14,816
Transfer agent fees	33,358	19,962
Audit fees	21,584	21,483
Registration fees	19,830	15,290
Miscellaneous expenses	18,416	3,095
Trustees fees	13,804	6,315
Printing and mailing expense	13,102	7,300
Chief Compliance Officer fees	9,731	9,605
Legal fees	4,620	3,592
Insurance expenses	2,707	2,388
Total expenses	2,272,498	383,802
Less: fees waived	—	(108,554)
Net expenses	2,272,498	275,248
Net investment income	2,308,236	223,020

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(7,289,231)	21,716
Net change in unrealized depreciation of
investments and foreign currency	(14,912,624)	(1,186,511)
Net realized and unrealized loss on
investments and foreign currency	(22,201,855)	(1,164,795)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(19,893,619)	$(941,775)

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,308,236	$4,612,245
Net realized gain (loss) on investments
and foreign currency	(7,289,231)	4,222,551
Net change in unrealized depreciation
of investments and foreign currency	(14,912,624)	(6,935,593)
Net increase (decrease) in net assets resulting
from operations	(19,893,619)	1,899,203

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,939,774)	(3,026,870)
From net realized gain	(3,564,327)	(974,150)
Total distributions to shareholders	(7,504,101)	(4,001,020)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	1,547,254	39,744,820

Total increase (decrease) in net assets	(25,850,466)	37,643,003

NET ASSETS
Beginning of year	205,334,953	167,691,950
End of year	$179,484,487	$205,334,953
Undistributed net investment income	$1,712,731	$3,398,859

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Amount	Shares	Amount
Shares sold	1,314,150	$35,305,482	2,100,257	$60,121,476
Shares issued to holders
in reinvestment
of distributions	229,456	6,059,928	111,009	3,168,189
Shares redeemed (b)	(1,486,038)	(39,818,156)	(823,416)	(23,544,845)
Net increase	57,568	$1,547,254	1,387,850	$39,744,820
Beginning shares	7,369,440		5,981,590
Ending shares	7,427,008		7,369,440

(b)	Net of redemption fees of $595 and $62, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$223,020	$172,455
Net realized gain on investments
and foreign currency	21,716	390,421
Net change in unrealized appreciation (depreciation)
of investments and foreign currency	(1,186,511)	1,632,166
Net increase (decrease) in net assets
resulting from operations	(941,775)	2,195,042

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(202,689)	(83,334)
From net realized gain	(380,919)	(360,197)
Total distributions to shareholders	(583,608)	(443,531)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	5,265,468	10,336,706

Total increase in net assets	3,740,085	12,088,217

NET ASSETS
Beginning of year	23,008,191	10,919,974
End of year	$26,748,276	$23,008,191
Undistributed net investment income	$169,627	$149,282

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014
	Shares	Amount	Shares	Amount
Shares sold	201,570	$6,945,354	321,106	$10,498,404
Shares issued to holders
in reinvestment
of distributions	15,247	524,811	11,212	355,309
Shares redeemed	(65,476)	(2,204,697)	(15,686)	(517,007)
Net increase	151,341	$5,265,468	316,632	$10,336,706
Beginning shares	679,117		362,485
Ending shares	830,458		679,117

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					Period Ended
	Year Ended September 30,				September 30,
	2015	2014	2013	2012	2011[1]
Net asset value, beginning
of year/period	$27.86	$28.03	$23.73	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.31	0.69	0.36	0.36	0.20
Net realized and
unrealized gain (loss)
on investments	(3.01)	(0.21)	4.12	2.79	(4.54)
Total from investment
operations	(2.70)	0.48	4.48	3.15	(4.34)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.52)	(0.49)	(0.18)	(0.08)	—
Distributions from
net realized gain	(0.47)	(0.16)	—	—	—
Total distributions	(0.99)	(0.65)	(0.18)	(0.08)	—
Paid-in capital
from redemption fees	0.00 [5]	0.00 [5]	0.00 [5]	0.00 [5]	—
Net asset value,
end of year/period	$24.17	$27.86	$28.03	$23.73	$20.66
Total return	(9.96)%	1.65%	18.99%	15.27%	(17.36)%[3]

SUPPLEMENTAL DATA:
Net assets, end of
year/period (000’s)	$179,484	$205,335	$167,692	$95,418	$21,124
Ratios to average net assets:
Expenses before fees
waived/recouped	1.12%	1.09%	1.18%	1.54%	3.00%[4]
Expenses after fees
waived/recouped	1.12%	1.17%	1.24%	1.35%	1.35%[4]
Net investment
income (loss)
before fees
waived/recouped	1.14%	2.46%	1.46%	1.39%	(0.56)%[4]
Net investment income
after fees
waived/recouped	1.14%	2.38%	1.40%	1.58%	1.09%[4]
Portfolio turnover rate	31%	24%	24%	33%	20%[3]

[1]	Fund commenced operations on December 29, 2010.
[2]	Calculated using average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.
[5]	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

				Period Ended
	Year Ended September 30,			September 30,
	2015	2014	2013	2012[1]
Net asset value, beginning
of year/period	$33.88	$30.13	$25.76	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.28	0.34	0.26	0.07
Net realized and unrealized
gain (loss) on investments	(1.18)	4.62	4.26	0.69
Total from investment
operations	(0.90)	4.96	4.52	0.76

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.27)	(0.23)	(0.12)	—
Distributions from
net realized gain	(0.50)	(0.98)	(0.03)	—
Total distributions	(0.77)	(1.21)	(0.15)	—
Net asset value, end of
year/period	$32.21	$33.88	$30.13	$25.76
Total return	(2.81)%	16.73%	17.65%	3.04%[3]

SUPPLEMENTAL DATA:
Net assets, end of
year/period (000’s)	$26,748	$23,008	$10,920	$3,566
Ratios to average net assets:
Expenses before
fees waived	1.39%	1.65%	3.09%	13.94%[4]
Expenses after
fees waiver	1.00%	1.00%	1.00%	1.00%[4]
Net investment income
(loss) before waiver	0.42%	0.39%	(1.14)%	(12.27)%[4]
Net investment income
after waiver	0.81%	1.04%	0.95%	0.67%[4]
Portfolio turnover rate	26%	21%	26%	10%[3]

[1]	Fund commenced operations on April 30, 2012.
[2]	Calculated using average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015

NOTE 1 – ORGANIZATION

The Boston Common International Fund and the Boston Common U.S. Equity Fund (the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The Funds’ investment objective is to seek long-term capital appreciation.  The Funds seek to preserve and build capital over the long term through investing in a portfolio of common stocks and American Depositary Receipts of companies they believe are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Boston Common International Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value  hierarchy withn which the fair value measurement falls in its entirety, is deteremined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015. See the Schedule of Investments for industry breakouts.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

Boston Common International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$877,189	$—	$877,189
China	—	3,161,443	—	3,161,443
Finland	—	3,903,248	—	3,903,248
France	—	14,745,879	—	14,745,879
Germany	2,766,209	8,154,190	—	10,920,399
Hong Kong	—	2,999,793	—	2,999,793
Indonesia	—	1,526,838	—	1,526,838
Israel	3,692,018	—	—	3,692,018
Italy	—	3,596,185	—	3,596,185
Japan	1,593,435	28,232,176	—	29,825,611
Luxembourg	—	1,645,270	—	1,645,270
Mexico	2,031,197	—	—	2,031,197
Netherlands	7,543,113	7,557,699	—	15,100,812
Norway	1,414,795	2,348,694	—	3,763,489
Singapore	—	6,649,105	—	6,649,105
Spain	—	6,056,061	—	6,056,061
South Africa	—	2,588,633	—	2,588,633
Sweden	—	2,735,182	—	2,735,182
Switzerland	12,047,352	8,104,242	—	20,151,594
Turkey	—	1,544,290	—	1,544,290
United Kingdom	6,866,070	24,850,207	—	31,716,277

Total Common Stocks	37,954,189	131,276,324	—	169,230,513
Preferred Stocks
Brazil	1,034,401	—	—	1,034,401
Germany	—	4,876,859	—	4,876,859
Total Preferred Stocks	1,034,401	4,876,859	—	5,911,260
Rights
Australia	—	125,529	—	125,529
Total Rights	—	125,529	—	125,529
Short-Term
Investments	4,299,311	—	—	4,299,311
Total Investments
in Securities	$43,287,901	$136,278,712	$—	$179,566,613

The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur. There were no transfers into or out of Levels 1, 2, or 3 at September 30, 2015.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

Boston Common U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$25,333,483	$—	$—	$25,333,483
Real Estate
Investment Trusts	1,098,823	—	—	1,098,823
Short-Term Investments	408,971	—	—	408,971
Total Investments
in Securities	$26,841,277	$—	$—	$26,841,277

It is the Fund’s policy to recognize transfers at the end of each reporting period. There were no transfers into or out of Levels 1, 2 or 3 at September 30, 2015.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity, which is intended to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Balance Sheet

Fair values of derivative instruments as of September 30, 2015:

Boston Common International Fund

	Asset Derivatives as of		Liability Derivatives as of
	September 30, 2015		September 30, 2015
Derivative	Balance Sheet		Balance Sheet
Instruments	Location	Fair Value	Location	Fair Value
Equity Contracts:
Rights	Investments in
	securities, at value	$125,529	None	$—
		$125,529		$—

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At September 30, 2015, the Boston Common International Fund had post-October losses of $5,668,971.  The Boston Common U.S. Equity Fund had no post-October capital losses.  At September 30, 2015, the Boston Common International Fund had short-term capital loss carryforwards of $252,085 and long-term capital loss carryforwards of $211,997.  At September 30, 2015, the Boston Common U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of September 30, 2015, the Funds did not have any the tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  Each Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  As of September 30, 2015, neither Fund is aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the  nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with  service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2015, the following adjustments were made(a):

	Undistributed	Accumulated Net Realized
	Investment Income	Loss on Investments
International Fund	$(54,590)	$54,590
U.S. Equity Fund	14	(14)

(a)  These adjustments were primarly due to currency and distribution reclassifications.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

K.
Recently Issued Accounting Pronouncements. In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% for Boston Common International Fund and 0.75% for Boston Common U.S. Equity Fund based upon the average daily net assets of the Funds. For the year ended September 30, 2015 the Funds incurred $1,827,685 and $206,436 in advisory fees, respectively.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% for Boston Common International Fund and 1.00% for Boston Common U.S. Equity Fund of each Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At September 30, 2015, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Boston Common U.S. Equity Fund was $382,714. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Boston Common U.S. Equity Fund

Year of Expiration	Amount
September 30, 2016	$164,004
September 30, 2017	$110,156
September 30, 2018	$108,554

A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the fiscal year ended September 30, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2015, the cost of purchases, excluding short-term securities for the Boston Common International Fund and the Boston Common U.S. Equity Fund, were $61,948,015 and $11,942,586, respectively.  The proceeds from sales of securities, excluding short-term securities for the Boston Common International Fund and Boston Common U.S. Equity Fund were $63,535,036 and $6,933,908, respectively. There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2015.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2015, and September 30, 2014 were as follows:

	Year Ended	Year Ended
	2015	2014
Boston Common International Fund
Ordinary Income	$4,203,907	$3,071,808
Long-term capital gain	$3,300,194	$929,212

Boston Common U.S. Equity Fund
Ordinary Income	$217,432	$312,144
Long-term capital gain	$366,176	$131,387

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2015 were as follows:

Boston Common International Fund
Cost of investments	$180,613,093
Gross tax unrealized appreciation	20,785,447
Gross tax unrealized depreciation	(21,831,927)
Net tax unrealized appreciation	(1,046,480)
Undistributed ordinary income	2,091,961
Undistributed long-term capital gain	—
Total distributable earnings	2,091,961
Other accumulated losses	(6,164,392)
Total accumulated gains	(5,118,911)

Boston Common U.S. Equity Fund
Cost of investments	$25,068,886
Gross tax unrealized appreciation	3,631,544
Gross tax unrealized depreciation	(1,859,153)
Net tax unrealized appreciation	1,772,391
Undistributed ordinary income	169,627
Undistributed long-term capital gain	3,175
Total distributable earnings	172,802
Other accumulated losses	—
Total accumulated gains	1,945,193

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes related to Fund redemptions. The maximum amounts available for each Fund is $10,000,000 and $2,000,000 for the Boston Common International Fund and Boston Common U.S. Equity Fund, respectively. During the year ended September 30, 2015, the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at September 30, 2015.

BOSTON COMMON FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Boston Common International Fund and
  Boston Common U.S. Equity Fund and
  The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Boston Common International Fund and Boston Common U.S. Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of September 30, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated within the financial statements.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Common International Fund and Boston Common U.S. Equity Fund as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2015

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Period Ended September 30, 2015 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; administration and accounting fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/15 – 9/30/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5%

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Period Ended September 30, 2015 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/15	9/30/15	4/1/15 – 9/30/15*
Actual	$1,000.00	$ 884.40	$5.34

Hypothetical (5% return	$1,000.00	$1,019.40	$5.72
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.13% multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the six-month period).

Boston Common U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/15	9/30/15	4/1/15 – 9/30/15*
Actual	$1,000.00	$ 929.60	$4.84

Hypothetical (5% return	$1,000.00	$1,020.05	$5.06
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the six-month period).

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	41	Director, PNC
(born 1943)	and	Term;	Talon Industries,		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	Inc. (business
Fund Services, LLC		May 1991.	consulting); formerly,
2020 E. Financial Way			Executive Vice
Suite 100			President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	41	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The Univ. of
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way			(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.
(international consumer
products conglomerate).

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	41	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion Funds,
Fund Services, LLC		September	formerly, Senior Vice		Direxion ETF
2020 E. Financial Way		2011.	President and Chief		Trust and
Suite 100			Financial Officer		Direxion
Glendora, CA 91741			(and other positions),		Variable Trust.
U.S. Bancorp Fund
Services, LLC
1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly President	41	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	41	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way			Company Administration,		Managers AMG
Suite 100			LLC (mutual fund		Funds, Aston
Glendora, CA 91741			administrator).		Funds;
Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since March	Officer, U.S.
Fund Services, LLC		2013.	Bancorp Fund
2020 E. Financial Way	Secretary	Indefinite	Services, LLC,
Suite 100		Term;	since July 2007.
Glendora, CA 91741		Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1975)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		April 2013.	Services, LLC,
615 East Michigan St.		since April 2005.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July 2011.	U.S. Bancorp Fund
615 East Michigan St.	Anti-	Indefinite	Services, LLC
Milwaukee, WI 53202	Money	Term;	since August 2004.
	Laundering	Since
	Officer	July 2011.

	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers.

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

At a meeting held on August 17 and 18, 2015, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Advisor”) for the Boston Common International Fund and the Boston Common U.S. Equity Fund (each a “Fund,” and together, the “Funds”).  At this meeting and at a prior meeting held on May 28 and 29, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board considered that Boston Common was a socially responsible manager and that it invested in issuers that met its specific environmental, social and governance (“ESG”) criteria.  The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the adviser’s ESG criteria and also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Boston Common International Fund, the Board noted that the Fund underperformed its peer group median for the one-year and three-year periods ended March 31, 2015.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Trustees further considered the Fund’s underperformance compared to its similarly managed accounts for the one-year, three-year and since inception periods ended December 31, 2014, and considered the reasons for that underperformance.  The Board also considered the performance of the Boston Common International Fund against a broad-based securities market benchmark, noting the Fund was underperforming its benchmark for the one and three year periods ended December 31, 2014.

For the Boston Common U.S. Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year period ended March 31, 2015.  The Board also noted that the Fund was subject to social investment criteria, which may differ significantly among funds in its peer group.  The Trustees further considered the Fund’s underperformance compared to its similarly managed accounts for the one-year and since inception periods ended December 31, 2014.  The Board also considered the performance of the Fund against a broad-based securities market benchmark.  In considering the performance of the Boston Common U.S. Equity Fund, the Board considered that the Fund has less than three years of operations.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to each Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed separate account clients, and to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

For the Boston Common International Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board determined to continue to monitor the Fund and its fees and performance during the upcoming year.

For the Boston Common U.S. Equity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee and net expense ratio were lower than the peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

noted that the Advisor realized a net profit in relation to managing the Boston Common International Fund and was able to recoup expenses paid or advisory fees waived for the Fund during the past year.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2015, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Taxes Withheld
Australia	$102,428	$13,276
Brazil	65,921	6,294
Cayman Islands	36,995	—
Finland	168,230	25,235
France	490,663	73,596
Germany	277,711	41,707
Hong Kong	149,547	—
Indonesia	59,723	9,421
Italy	67,169	10,075
Japan	488,525	48,884
Jersey	156,422	—
Korea, Republic Of	92,275	16,101
Luxemburg	111,803	16,771
Mexico	17,088	—
Netherlands	357,662	53,649
Norway	175,048	29,246
Singapore	280,795	—
South Africa	7,196	1,079
Spain	31,135	4,731
Sweden	124,163	18,624
Switzerland	476,023	57,311
Turkey	27,668	4,150
United Kingdom	1,358,469	89,880
Total	$5,122,659	$520,030

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2015, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Australia	$0.0018	$0.0138
Brazil	0.0008	0.0089
Cayman Islands	0.0000	0.0050
Finland	0.0034	0.0227
France	0.0099	0.0661
Germany	0.0056	0.0374
Hong Kong	0.0000	0.0201
Indonesia	0.0013	0.0080
Italy	0.0014	0.0090
Japan	0.0066	0.0658
Jersey	0.0000	0.0211
Korea, Republic Of	0.0022	0.0124
Luxemburg	0.0023	0.0151
Mexico	0.0000	0.0023
Netherlands	0.0072	0.0482
Norway	0.0039	0.0236
Singapore	0.0000	0.0378
South Africa	0.0001	0.0010
Spain	0.0006	0.0042
Sweden	0.0025	0.0167
Switzerland	0.0077	0.0641
Turkey	0.0006	0.0037
United Kingdom	0.0121	0.1829

BOSTON COMMON FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Boston Common International Fund	100.00%
Boston Common U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

Boston Common International Fund	0.00%
Boston Common U.S. Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Boston Common International Fund	6.28%
Boston Common U.S. Equity Fund	6.78%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the Funds’, proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to each Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

 Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common International Fund

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$19,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Boston Common U.S. Equity Fund

	FYE 9/30/2015	9/30/2014
Audit Fees	$19,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Boston Common International Fund

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President and Principal Executive Officer

Date     December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President and Principal Executive Officer

Date     December 4, 2015

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer and Principal Financial Officer

Date     December 2, 2015

* Print the name and title of each signing officer under his or her signature.